SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. _______)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐           Preliminary Proxy Statement
☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☒           Definitive Additional Materials
☐           Soliciting Material Pursuant to § 240.14a-12

HORIZON BANCORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐           Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held at 6:00 p.m. local time, May 7, 2009.

To Our Shareholders:

The Annual Meeting of Shareholders of Horizon Bancorp will be held on Thursday, May 7, 2009, 6:00 p.m. (local time; registration will begin at 5:30 p.m.), at the Clarion Inn (formerly Holiday Inn), 5820 South Franklin Street, Michigan City, Indiana.

The Annual Meeting will be held for the following purposes:

1.	Election of Directors: The election of four Directors to serve three-year terms expiring in 2012.

2.	Ratification of Auditors: The ratification of the appointment of BKD, LLP, as independent auditors for 2009.

3.	Advisory Vote on Executive Compensation: Approval of a non-binding proposal on Horizon’s executive compensation described in the proxy statement.

4.	Other Business: The transaction of such other business as may properly come before the meeting or any adjournment of the meeting.

The Board of Directors of Horizon Bancorp recommends voting for proposals 1,  2 and 3 above.

You can vote at the meeting or any adjournment of the meeting if you were a shareholder of record at the close of business on March 2, 2009.  The proxy statement and annual report are available at:

http://www.cfpproxy.com/5257

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shortly, you will receive a proxy card that will reflect the proposals to be voted on at the Annual Meeting. You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number, which can be found on the bottom right hand corner of this notice, the web address and/or toll-free phone number, both of which will be included on the proxy card. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply cast your vote on the proxy card you will receive sign and return it in the accompanying Business Reply Envelope. If you wish to vote in person at the Annual Meeting simply check the box on the proxy card indicating that you plan to attend the Annual Meeting. We ask that you cast your vote promptly. Your vote is important.

If you want to receive a paper or email copy of the proxy materials you can request one at anytime. There is no charge to you.  Please make your request, for a copy of these reports, as instructed below by April 24, 2009, to ensure delivery before the shareholder meeting. You will need your Shareholder Control Number, found in the lower right hand corner of this letter. Then, either:

Call our toll-free number, (800) 951-2405; or
Visit our website at http://www.cfpproxy.com/5257; or
Send us an email at fulfillment@rtco.com.

and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line. You will have the opportunity to request paper or email copies for future meetings.

Shareholder Control Number